UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 7, 2015

eCareer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-126514	20-2641871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2300 Glades Road, Suite 302E

Boca Raton, Florida 33434

(Address of principal executive offices)

Telephone – (877) 880-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 3-Securities and Trading Markets

Item 3.01 Notice of Delisting ort Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

On April 8, 2015 the Securities and Exchange Commission entered an order suspending the trading in the Company’s common stock. The trading suspension will be in effect until 11:59 pm on April 21, 2015.

The trading suspension was entered into in connection with the litigation filed against the Company as more fully described under Section 8, Item 8.01.

Section 5-Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully disclosed under Section 8, Item 8.01, the United States District Court Southern District of Florida issued a temporary officer and director bar against Mr. Joseph Azzata, our chief executive officer, chief financial officer and company director.

Until such time as this bar is lifted, if at all, Mr. Azzata cannot serve as an officer or director of the Company.

Section 8 Other Events

Item 8.01 Other Events:

On April 7, 2015 the Securities and Exchange Commission filed an action in the United States District Court Southern District of Florida (CASE NO. 15-80446) against eCareer Holdings, Inc, eCareer, Inc., the Company’s operating subsidiary, Joseph Azzata, the Company’s chief executive officer, chief financial officer and director, and other named individuals seeking a temporary restraining order and emergency relief.

The court granted the Commission’s Motion for Emergency Relief. As a result of the Court’s order, the Company and Mr. Azzata are restrained and enjoined from:

•	Violation of Section 17(a) of the Securities Act of 1933 (the “Securities Act”).
•	Violation of Section 10(b) and Rule 10b-5 of the Exchange Act.
•	Violation of Section 5(a) and 5(e) of the Securities Act.
•	Violation of Section 15(a) of the Exchange Act.
•	Filing false reports in violation of 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13e-13 thereunder.
•	Violation for Section 13(a) of the Exchange Act and Aiding and Abetting False Reports in violation of Section 13(a) of the Exchange Act as to control person liability.
•	Violation of Exchange Act Rule 13a-14 as to the Company certifications.

Further, the Court entered an Order:

•	Freezing the Company’s assets;
•	Freezing Mr. Azzata’s assets;
•	Prohibiting the destruction of any documents;
•	Require expedited discovery; and
•	As to Mr. Azzata, a Temporary Officer and Director Bar and bar from Voting the Company’s common stock.

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The foregoing order also applies to other named defendants in the Complaint.

Further, the order applies to certain “Relief Defendants” including but not limited to Mr. Azzata’s spouse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCareer Holdings, Inc.

Date: April 9, 2014	By: /s/ Tim Kardok
Tim Kardok
Director
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